Exhibit 99.1

SUBSCRIPTION BOOKLET

CHINA CARBON GRAPHITE GROUP, INC.
___________________________

PRIVATE OFFERING OF UNITS, WITH EACH UNIT CONSISTING OF:
(i) ONE (1) SHARE OF SERIES A CONVERTIBLE PREFERRED STOCK, AND
(ii) A WARRANT TO PURCHASE FOUR-TENTHS OF (1) SHARE OF COMMON STOCK

____________________________

PLACEMENT AGENT
405 LEXINGTON AVENUE
NEW YORK, NEW YORK 10174
(212) 895-3500

DECEMBER 22, 2009

CONTENTS

Instructions for Subscription

Exhibit A:                     Wiring and Check Instructions
Exhibit B:                      Subscription Agreement
Exhibit C:                      Confidential Purchaser Questionnaire

CHINA CARBON GRAPHITE GROUP, INC.

SUBSCRIPTION BOOKLET

INSTRUCTIONS FOR SUBSCRIPTION FOR UNITS

Each subscriber for Units offered must do the following:

1.	Complete, sign and deliver the Subscription Agreement included in this Subscription Booklet.

2.	Complete, sign and deliver the Confidential Purchaser Questionnaire included in this Subscription Booklet.

3.	Deliver payment in the amount of the Units subscribed for in accordance with the wire transfer and check instructions attached hereto as Exhibit A.

4.
Delivery of the completed subscription documents described above and check (if applicable) should be delivered directly to the Company at the following address, which check shall be immediately forwarded to the escrow account:

CHINA CARBON GRAPHITE GROUP, INC.,
c/o Maxim Group LLC
405 Lexington Avenue
New York, New York 10174

Attention: Shunda Cannon

Phone: (212) 895-3500
Fax: (212) 895-3555

THE COMPANY AND MAXIM GROUP MAY ACCEPT OR REJECT SUBSCRIPTIONS IN ITS SOLE DISCRETION.  THE OFFERING IS AVAILABLE ONLY TO “ACCREDITED INVESTORS” AS DEFINED UNDER REGULATION D OF THE SECURITIES OF 1933, AS AMENDED.  In the event that a subscription offer is not accepted by the Company, the subscription funds shall be returned to the subscriber, without interest or deduction thereon.

EXHIBIT A

Wire Transfer and Check Instructions

Wiring and Check Instructions:

To subscribe for Units in the private offering of CHINA CARBON GRAPHITE GROUP, INC.

1.	Date and Fill in the number of Units being purchased and Complete and Sign the Signature Page to Subscription Agreement

2.	Sign the Confidential Purchaser Questionnaire page attached to this letter.

3.
Fax all forms to Shunda Cannon at (212) 895-3555 and then send all signed original documents with a check (if a check is being used) to: Maxim Group LLC, 405 Lexington Avenue, New York, New York 10174 Attention: Shunda Cannon.

4.	Please make your subscription payment payable to the order of “Continental Stock Transfer & Trust Company AAF China Carbon Graphite Group, Inc.”

For wiring funds directly to the escrow account,
see the following instructions:

Name:  JP Morgan Chase Bank
ABA Number: 021000021
Account No.: 530-154498
Account Name: Continental Stock Transfer & Trust Company AAF China Carbon Graphite Group, Inc.

Checks:

Checks should be made out to the order of “Continental Stock Transfer & Trust Company AAF China Carbon Graphite Group, Inc.”

EXHIBIT B

SUBSCRIPTION AGREEMENT

CHINA CARBON GRAPHITE GROUP, INC.

Please review, sign on page S-1, and return to the placement agent at the address below:

c/o Maxim Group LLC
405 Lexington Avenue
New York, New York 10174

Attention: Shunda Cannon

Phone: (212) 895-3500
Fax: (212) 895-3555

SUBSCRIPTION AGREEMENT

CHINA CARBON GRAPHITE GROUP, INC.

OTCBB:CHGI

Minimum Offering Amount: 1,700,000 Units ($2,040,000)
Maximum Offering Amount: 2,500,000 Units ($3,000,000)

Each Unit Consisting of: (i) One (1) Share of Series B Convertible Preferred Stock, and
(ii) a Warrant to purchase Four-Tenths (0.40) of One (1) Share of Common Stock

Purchase Price: $1.20 per Unit

HOW TO SUBSCRIBE

CHINA CARBON GRAPHITE GROUP, INC., (the “Company”) will offer a minimum of 1,000,000 units (“Units”) for aggregate proceeds of $2,040,000 (the “Minimum Amount”) consisting of (i) one share of Series B Convertible Preferred Stock (the “Series B Preferred”) and (ii) a five year warrant to purchase four-tenths of one share of common stock, par value $0.001 per share, of the Company (the “Common Stock”) underlying the Series B Preferred at an exercise price of $1.30 per share (“Warrant”).  The Units are offered to investors at a price of $1.20 per Unit, on a “best efforts, all-or-none” basis as to 1,700,000 Units and on a “best efforts” basis as to the remaining Units.  We are offering a maximum of 2,000,000 Units (“Maximum Amount”).

The minimum investment required is $60,000, representing 50,000 Units, although the Company and Maxim Group LLC (the “Placement Agent”) may, in their mutual discretion and without notice to investors, accept subscriptions for a lesser amount.  Any qualified subscriber who wishes to purchase Units should deliver the following items to the Placement Agent:

(1)	one dated and executed copy of the Subscription Agreement with all blanks properly completed;

(2)	one dated and executed copy of the Confidential Purchaser Questionnaire with all blanks properly completed; and

(3)	either:

a.	a check payable to the order of “Continental Stock Transfer & Trust Company AAF China Carbon Graphite Group, Inc.” in the amount of $1.20 per each Unit purchased; or

b.
wire transfer to “Continental Stock Transfer & Trust Company” in accordance with the wire transfer instructions attached hereto as Exhibit A. All subscription proceeds received and accepted will be deposited directly into the Escrow Account pending receipt of funds equal or greater than to the Minimum Offering at which time the proceeds will be distributed to the operating account of the Company in the first closing.  Additional closings may from time to time be conducted with the final closing to occur within 10 days after the earlier of the Termination Date or the sale of all Units offered.

CHINA CARBON GRAPHITE GROUP, INC.

SUBSCRIPTION AGREEMENT

The undersigned (hereinafter “Subscriber”) hereby confirms his/her/its subscription for the purchase of __________________ investment units (the “Units”), with each Unit consisting of: (i) one (1) share of Series B Convertible Preferred Stock (the “Series B Preferred”) and (ii) a five-year warrant to purchase four-tenths (0.40) of one (1) share of common stock, par value $0.001 per share, of the Company (the “Common Stock”) underlying the Series B Preferred at an exercise price of $1.30 per share (the “Warrants”) of CHINA CARBON GRAPHITE GROUP, INC., a Nevada corporation (the “Company”), on the terms described below.

Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Company’s Private Placement Memorandum, dated December 16, 2009 (the “Memorandum”).  The Units, the shares of Series B Preferred and the Warrants are sometimes referred to herein as the “Securities.”

In connection with this subscription, Subscriber and the Company agree as follows:

1.             Purchase and Sale of the Units.

(a) The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, Units for the aggregate subscription amount set forth on the signature page hereto.  The Subscriber understands that this subscription is not binding upon the Company until the Company accepts it.  The Subscriber acknowledges and understands that acceptance of this Subscription will be made only by a duly authorized representative of the Company executing and mailing or otherwise delivering to the Subscriber at the Subscriber’s address set forth herein, a counterpart copy of the signature page to this Subscription Agreement indicating the Company’s acceptance of this Subscription.  The Company reserves the right, in its sole discretion for any reason whatsoever, to accept or reject this subscription in whole or in part.  Following the acceptance of this Subscription Agreement by the Company, the Company shall issue and deliver to Subscriber such number of Units subscribed for hereunder against payment in U.S. Dollars of the Purchase Price (as defined below).  If this subscription is rejected, the Company and the Subscriber shall thereafter have no further rights or obligations to each other under or in connection with this Subscription Agreement.  If this subscription is not accepted by the Company on or before the last day of the Offering Period, this subscription shall be deemed rejected.

(b) Subscriber has hereby delivered and paid concurrently herewith the aggregate purchase price for the Units set forth on the signature page hereof in an amount required to purchase and pay for the Units subscribed for hereunder (the “Purchase Price”), which amount has been paid in U.S. Dollars by wire transfer, subject to collection, to the order of “CHINA CARBON GRAPHITE GROUP, INC.”

(c) Subscriber understands and acknowledges that this subscription is part of a private placement (“the “Offering”) by the Company of up to a minimum of $2,040,000 (the “Minimum Amount”) and a maximum of $3,000,000 of Units (the “Maximum Amount”) on a “best efforts-all or none” basis with respect to the Minimum Amount and a “best efforts” basis with respect to the Maximum Amount.  Subscriber understands that Company must sell the Minimum Amount before it receives, and has the right to expend, the net proceeds from the sal of any Units. The proceeds from the sale of the Units will be held in escrow until at least the Minimum Amount is met, and the Company, upon accepting subscriptions, at its discretion may immediately thereafter conduct a closing and expend the subscription proceeds.

(d) At the closing of the Offering, the Company shall deposit with an escrow agent acceptable to the Company and the Placement Agent, as a pledge for the benefit of the Subscriber and the other subscribers in the Offering, a number of shares of Common Stock equal to 50% of the number of shares of Series B Preferred issued in the Offering (the “Make-Good Shares”).  The Make-Good Shares shall be held in escrow in the name of the escrow agent and be returned to the Company or delivered to the Subscribers as hereinafter provided and further provided in a Securities Escrow Agreement to be entered into by the Company and such escrow agent (the “Securities Escrow Agreement”) in the event that the Company does not meet certain financial performance targets for its fiscal years ending December 31, 2010 and December 31, 2011.

1.
The performance target for the Company’s fiscal year ended December 31, 2010 is the achievement of net income (defined to include $120,000 of dividends payable and a 25% corporate tax rate) of at least $5,100,000. The performance target for the Company’s fiscal year ended December 31, 2011 is the achievement of net income (defined to include $120,000 of dividends payable and a 25% corporate tax rate) of at least $10,000,000.  If the Company completes an underwritten equity financing with gross proceeds in excess of $15,000,000 prior to August 31, 2010, the performance target for the Company’s fiscal year ended December 31, 2011 is the achievement of net income (defined to include $120,000 of dividends payable and a 25% corporate tax rate) of at least $20,000,000.  In determining net income, to the extent that any Excluded Items are deducted in computing net income, there shall be added back the amount of such Excluded Items.  “Excluded Items” shall mean: (i) any income tax, enterprise tax or similar tax in excess of 25% of income before income taxes; and (ii) any items of expense or deduction arising directly or indirectly from the Offering and the transaction contemplated by the Offering.

2.
The total number of Make-Good Shares shall be allocated 50% to 2010 and 50% to 2011.  If the Company meets the target number for any year, all of the Make-Good Shares allocable to that year shall be returned to the Company for cancellation.  If the Company’s net income is less than the target amount, the percentage shortfall shall be determined to two decimal places.  The Company shall allocate to the Subscribers in the manner hereinafter provided, that percentage of the Make-Good Shares for such year as equals the shortfall. For example, if the shortfall for 2010 is 10% and if the total number of Make-Good Shares for 2010 is 625,000, then 62,500 Make-Good Shares shall be issued to the Subscribers.

3.
For purposes of paying the Make-Good Shares, a determination will be made separately with respect to each Subscriber.  The number of Make-Good Shares payable to each Subscriber shall be equal to a fraction of the total number of Make-Good shares potentially issuable pursuant to the foregoing provisions (62,500 shares in the example above), the numerator of which shall be the amount by which (a) the number of shares of Common Stock issued or issuable upon Series B Preferred which was initially issued to the Subscriber exceeds (b) the sum of (x) the number of shares of Common Stock sold or otherwise transferred by the Subscriber plus (y) the number of shares of Common Stock issued or issuable upon conversion of the shares of Series B Preferred sold or otherwise transferred by the Subscriber, and the denominator of which is the number of shares of Common Stock issued or issuable upon conversion of all of the Series B Preferred issued by the Company in the offering described in the Memorandum.  Any Make-Good Shares for either year which are not transferred to the Subscribers pursuant to this paragraph shall be returned to the Company for cancellation.

2.             Representations and Warranties of Subscriber.

Subscriber represents and warrants to the Company and Maxim Group LLC (the “Placement Agent”) as follows:

(a) Subscriber is an “accredited investor” as defined by Rule 501 under the Securities Act of 1933, as amended (the “Act”), and Subscriber is capable of evaluating the merits and risks of Subscriber’s investment in the Units and has the ability and capacity to protect Subscriber’s interests.

(b) Subscriber understands that the Securities have not been registered, but Subscriber is entitled to certain rights with respect to the registration of the Common Stock underlying the Series B Preferred and the Warrants (see Section 5 below).  Subscriber understands that the Securities will not be registered under the Act on the ground that the issuance thereof is exempt under Section 4(2) of the Act as a transaction by an issuer not involving any public offering and Regulation D under the Act, and that, in the view of the United States Securities and Exchange Commission (the “Commission”), the statutory basis for the exception claimed would not be present if any of the representations and warranties of Subscriber contained in this Subscription Agreement or those of other purchasers of the Units are untrue or, notwithstanding the Subscriber’s representations and warranties, the Subscriber currently has in mind acquiring any of the Units for resale upon the occurrence or non-occurrence of some predetermined event.

(c) Subscriber is purchasing the Units subscribed for hereby for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing the Units in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the Commission thereunder, and applicable state securities laws. Subscriber understands that an investment in the Securities is not a liquid investment.

(d) Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from, the Company or any authorized person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber.  In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any authorized person acting on its behalf.  Subscriber has received and reviewed the Memorandum and all the information concerning the Company and the Securities, both written and oral, that Subscriber desires.  Without limiting the generality of the foregoing, Subscriber has been furnished with or has had the opportunity to acquire, and to review: (i) copies of the Memorandum, and (ii) all information, both written and oral, that Subscriber desires with respect to the Company’s business, management, financial affairs and prospects.  In determining whether to make this investment, Subscriber has relied solely on (i) Subscriber’s own knowledge and understanding of the Company and its business based upon Subscriber’s own due diligence investigations and the information furnished pursuant to this paragraph, and (ii) the information described in subparagraph 2(g) below.  Subscriber understands that no person has been authorized to give any information or to make any representations which were not contained in the Memorandum and Subscriber has not relied on any other representations or information.

(e) Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations under the terms of this Subscription Agreement.  This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principles of equity, whether such enforcement is considered in a proceeding in equity or law.

(f) Subscriber has carefully considered and has discussed with the Subscriber’s legal, tax, accounting and financial advisors, to the extent the Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Subscription Agreement for the Subscriber’s particular federal, state, local and foreign tax and financial situation and has independently determined that this investment and the transactions contemplated by this Subscription Agreement are a suitable investment for the Subscriber.  Subscriber has relied solely on such advisors and not on any statements or representations of the Company or any of its agents.  Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.

(g) This Subscription Agreement and the Confidential Purchaser Questionnaire accompanying this Subscription Agreement do not contain any untrue statement of a material fact or omit any material fact concerning Subscriber.

(h) There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s assets before any court or governmental agency (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair in any way Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

(i) The execution, delivery and performance of and compliance with this Subscription Agreement and the issuance of the Units will not result in any violation of, or conflict with, or constitute a default under, any of Subscriber’s articles of incorporation or by-laws, or equivalent limited liability company, trust or partnership documents, if applicable, or any agreement to which Subscriber is a party or by which it is bound, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Units.

(j) Subscriber acknowledges that an investment in the Securities is speculative and involves a high degree of risk and that Subscriber can bear the economic risk of the purchase of the Units, including a total loss of his/her/its investment.

(k) Subscriber acknowledges that he/she/it has carefully reviewed and considered the risk factors discussed in the “Risk Factors” section of the Memorandum.

(l) Subscriber recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Securities.

(m) Subscriber is aware that the Units and Series B Preferred are, and the Common Stock issuable upon conversion of the Series B Preferred and upon exercise of the Warrants will be, when issued, “restricted securities” as that term is defined in Rule 144 of the general rules and regulations under the Act.

(n) Subscriber understands that the Units, the Series B Preferred, and the Common Stock issuable upon conversion of the Series B Preferred and upon exercise of the Warrants shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

NEITHER THIS SECURITY NOR ANY SECURITY INTO WHICH IT MAY BE CONVERTED HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS.  NEITHER THIS SECURITY NOR ANY SECURITY INTO WHICH IT MAY BE CONVERTED NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF AT ANY TIME IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

(o) Because of the legal restrictions imposed on resale, Subscriber understands that the Company shall have the right to note stop-transfer instructions in its stock transfer records, and Subscriber has been informed of the Company’s intention to do so.  Any sales, transfers, or other dispositions of the Units by Subscriber, if any, will be made in compliance with the Act and all applicable rules and regulations promulgated thereunder.

(p) Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision with respect thereto.

(q) Subscriber represents that: (i) Subscriber is able to bear the economic risks of an investment in the Securities and to afford a complete loss of the investment, and (ii) (A) Subscriber could be reasonably assumed to have the ability and capacity to protect his/her/its interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

(r) Subscriber further represents that the address of Subscriber set forth below is his/her principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Securities for Subscriber’s own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Securities for investment and not with a view to the resale or distribution thereof; and that Subscriber has not formed any entity, and is not an entity formed, for the purpose of purchasing the Securities.

(s) Subscriber understands that the Company shall have the unconditional right to accept or reject this subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber’s funds).  This Subscription Agreement is not binding upon the Company until accepted in writing by an authorized officer of the Company.  In the event that this subscription is rejected, then Subscriber’s subscription funds (to the extent of such rejection) will be promptly returned in full without interest thereon or deduction therefrom.

(t) Subscriber has not been furnished with any oral representation or oral information in connection with the offering of the Securities that is not contained in, or is in any way contrary to or inconsistent with, statements made in the Memorandum and this Subscription Agreement.

(u) Subscriber represents that Subscriber is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting or any public announcement or filing of or by the Company.

(v) Subscriber has carefully read and understood this Subscription Agreement and the Memorandum, and Subscriber has accurately completed the Confidential Purchaser Questionnaire which accompanies this Subscription Agreement.

(w) No representations or warranties have been made to Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities the Subscriber is not relying upon any representations other than those contained in the Memorandum or in this Subscription Agreement.

(x) Subscriber represents and warrants, to the best of Subscriber’s knowledge, that no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker other than Maxim Group LLC, is entitled to any compensation in connection with the transactions contemplated by this Subscription Agreement.

(y) Subscriber represents and warrants that Subscriber has: (i) not distributed or reproduced the Memorandum, in whole or in part, at any time, without the prior written consent of the Company and (ii) kept confidential the existence of the Memorandum and the information contained therein or made available in connection with any further investigation of the Company.

(z) If the Subscriber is a corporation, partnership, limited liability company, trust, or other entity, the person executing this Subscription Agreement hereby represents and warrants that the above representations and warranties shall be deemed to have been made on behalf of such entity and the Subscriber has made the same after due inquiry to determine the truthfulness of such representations and warranties.

(aa) If the Subscriber is a corporation, partnership, limited liability company, trust, or other entity, it represents that: (i) it is duly organized, validly existing and in good standing in its jurisdiction of incorporation or organization and has all requisite power and authority to execute and deliver this Subscription Agreement and purchase the Securities as provided herein; (ii) its purchase of the Securities will not result in any violation of, or conflict with, any term or provision of the charter, By-Laws or other organizational documents of Subscriber or any other instrument or agreement to which the Subscriber is a party or is subject; (iii) the execution and delivery of this Subscription Agreement and Subscriber’s purchase of the Securities has been duly authorized by all necessary action on behalf of the Subscriber; and (iv) all of the documents relating to the Subscriber’s subscription to the Securities have been duly executed and delivered on behalf of the Subscriber and constitute a legal, valid and binding agreement of the Subscriber.

(bb) The Subscriber understands and agrees that the securities are anticipated to be sold by the Company through the Placement Agent, a licensed broker-dealer, on an “all or none” basis with respect to the Minimum Amount and a “best efforts” with respect to the rest of the offering and that the Company has engaged the Placement Agent to sell the securities on its behalf, and will pay the Placement Agent the fees, expenses including (i) a fee of 9% of the gross proceeds, a portion of which the placement agent may pay to other licensed broker-dealers; (ii) a corporate finance fee of 1% of the gross proceeds; and (iii) warrants to purchase the number of shares of Common Stock equal to 5% of the number of shares included as part of the Units sold in this offering at a price equal to $1.32 per share of Common Stock.

(cc) The Subscriber should check the Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the following representations. The Subscriber represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac.  In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(dd) To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs.  Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in this and the preceding paragraph.  The Subscriber agrees to promptly notify the Company and the Placement Agent should the Subscriber become aware of any change in the information set forth in these representations.  The Subscriber understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and Placement Agent may also be required to report such action and to disclose the Subscriber’s identity to OFAC. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the redemption rights, if any, of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and Placement Agent or any of the Company’s other service providers.  These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(ee) To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure.

(ff) If the Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

3.           Representations and Warranties of the Company.  The Company, for itself and on behalf of its wholly-owned subsidiaries Talent International Investment Limited and Xinghe Yongle Carbon Co., Ltd. and Xinghe Xingyong Carbon Co., Ltd., a variable interest entity controlled by the Company (collectively, the “Subsidiaries”), represents and warrants to Subscriber as follows:

(a) Due Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of Nevada and has the requisite power and authority to own its properties and to carry on its business as presently conducted.  The Company and its Subsidiaries are qualified to transact business as a domestic or foreign corporation and are in good standing (to the extent the concept of good standing is recognized in such jurisdictions) under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified and in good standing would not have a material and adverse effect on the business, condition (financial or otherwise), operations, prospects or property of the Company or its Subsidiaries, taken as a whole (“Material Adverse Effect”).

(b) Due Authorization; Enforceability.  Each document necessary to effect the Offering, including, without limitation, this Subscription Agreement, the Certificate of Designations of the Series B Preferred, the Warrants, the Registration Rights Agreement (as defined below) and the Securities Escrow Agreement (collectively, the “Transaction Documents”) has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.  The Company and its Subsidiaries have full corporate power and authority necessary to conduct its business as presently conducted and to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(c) Non Contravention.  None of the execution and delivery of, or performance by the Company or its Subsidiaries, as applicable, under any of the Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with, violates, or will result in the creation or imposition of any lien, charge or other encumbrance upon any of the assets of the Company or its Subsidiaries, under any agreement or other instrument to which the Company or its Subsidiaries is a party or by which the Company or its Subsidiaries or its assets may be bound, any term of the certificate of incorporation or by-laws of the Company or its Subsidiaries, or any license, permit, judgment, decree, order, statute, rule or regulation including SAFE (as defined in the Memorandum) applicable to the Company or its Subsidiaries or any of its assets, except where such conflict, violation or creation would not have a Material Adverse Effect.  Without limiting the generality of the foregoing, the terms of the Transaction Documents do not conflict rights of, and with respect to the Certificate of Designations of the Series B Preferred, have been duly and lawfully approved by, the holders of the Company’s outstanding shares of Series A Convertible Preferred Stock.

(d) Information Provided.  The Memorandum and/or information provided by the Company to the undersigned hereof, including, without limitation, all filings of the Company filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), included therewith or filed prior to the completion of the Offering (collectively, “SEC Reports”), taken together, do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Except as may have been corrected or supplemented in a subsequent SEC Report, as of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder. Except as set forth in the SEC Reports, the Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared.  The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as set forth in the most recently filed periodic report under the Exchange Act.

(e) Internal Controls.  The Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of reliable financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.

(f) Securities Exemptions. Neither the Company nor any of its directors, officers, employees, agents or representatives (“Company Representatives”) have taken or will take any action which has caused or may cause the Offering not to qualify for exemption from the registration requirements of the Securities Act or of other federal, state or other securities or other laws, it being understood that the Company Representatives do not include the Placement Agent or its managers, members, consultants or employees. In connection with the Offering, neither the Company nor the Company Representatives shall offer or cause to be offered the Units by any form of general solicitation or general advertising as defined in Rule 502(c) of Regulation D.  The Company and the Company Representatives have not taken and shall not take any action that would cause the Offering to be integrated with other transactions under Rule 502(a) of Regulation D.  Neither the Company nor, to the Company’s knowledge, any of its affiliates or Company Representatives has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” for purposes of the Securities Act or the Rules and Regulations with the offer and sale of the Units pursuant to this Offering.

(g) No commissions.  The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to the Offering and the transactions contemplated hereby, other than to the Placement Agent.

(h) Anti-Dilution. The transaction contemplated hereby will not result in the application of any anti-dilution or price protection provisions attributable to any of the Company’s existing and outstanding securities, whether equity, debt or a hybrid thereof.

(i) Conduct of Business.  The conduct of business by the Company and its Subsidiaries as presently conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company or its Subsidiaries conducts or proposes to conduct such business, except as such regulation as is applicable to commercial enterprises generally.  To the Company’s knowledge, the Company and its Subsidiaries have obtained all requisite licenses, permits and other governmental authorization necessary to conduct its business as presently conducted, except where the failure to obtain such license, permit or other governmental authorization would not result in a Material Adverse Effect.

(j) No Defaults.  Except as disclosed in the Memorandum, to the knowledge of the Company, no default by the Company or its Subsidiaries exists in the due performance under any material agreement to which the Company or its Subsidiaries is a party or to which any of its assets is subject (collectively, the “Company Agreements”), except where such defaults do not, individually or in the aggregate, have a Material Adverse Effect.  The Company Agreements are in full force and effect in accordance with their respective terms.

(k) Intellectual Property.  The Company or its Subsidiaries own all right, title and interest in, or possesses adequate and enforceable rights to use, without further payment, all patents, patent applications, trademarks, trade names, service marks, copyrights, franchises, trade secrets, confidential information, processes, formulations, software and source and object codes employed in the conduct of their business (collectively, the “Intangibles”).  To the knowledge of the Company, it has not infringed upon the rights of others with respect to the Intangibles and neither the Company nor its Subsidiaries have received notice that they have or may have infringed or are infringing upon the rights of others with respect to the Intangibles, or any notice of conflict with the asserted rights of others with respect to the Intangibles that could, individually or in the aggregate, have a Material Adverse Effect.

(l) Anti-Terrorism.  Neither the sale of the Units by the Company nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither the Company nor its Subsidiaries is (a) a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) a person who engages in any dealings or transactions, or be otherwise associated, with any such person.  To the Company’s knowledge, the Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001).

(m) Capitalization; Additional Issuances.  The issued and outstanding securities of the Company as of December 15, 2009 are as set forth in the Memorandum.  Except for XingGuang’s right of first refusal to participate in future financings or as otherwise set forth in the Memorandum, there are no outstanding agreements or preemptive or similar rights affecting the Common Stock and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any Common Stock of the Company as of the date of the Memorandum.

(n) Tax Returns.  The Company and its Subsidiaries have properly prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by each of them and have paid or made provision for the payment of, except such as may be contested in good faith, all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company and its Subsidiaries are obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return).  No deficiency assessment with respect to a proposed adjustment of the Company’s or its Subsidiary’s federal, state, local or foreign taxes is pending or, to the Company’s knowledge, threatened which, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.  The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not finally determined are adequate in all material respects to meet any assessments and related liabilities for any such period and, since the date of the Company’s most recent audited financial statements, the Company has not incurred any liability for taxes other than in the ordinary course of its business.  There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or its Subsidiaries.

(o) Political Contributions.  Neither the Company, nor the Company Representatives, have at any time during the last five (5) years: (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments that are not prohibited by the laws of the United States or any jurisdiction thereof or any foreign jurisdiction.

(p) Labor disputes.  No labor disturbance by the employees of the Company or its Subsidiaries currently exists or, to the Company’s knowledge, is likely to occur.

(q) Consents.  No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, its Subsidiaries, or any of its affiliates, is required for the execution by the company of the Transaction Documents and compliance and performance by the Company or its Subsidiaries of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities, other than such consents, approvals and authorizations as shall have been received by the Company or its Subsidiaries as of the closing date, except for any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Act, or such post-closing filings as may be required under applicable state securities laws.

(r) The Securities.  The Securities upon issuance:

1.	will be free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the Act and any applicable state securities laws;
2.	will be duly authorized and validly issued, fully paid and non-assessable;
3.	will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;
4.
will have been issued in reliance upon an exemption from the registration requirements of and, assuming the representations and warranties of the Subscriber herein is true and accurate, will have been issued in compliance with Regulation D under the 1933 Act.

(s) Litigation.  Except as disclosed in the Memorandum, there are no material legal proceedings, other than routine litigation incidental to the business, pending or, to the knowledge of the Company, threatened against or involving the Company, its Subsidiaries or any of its respective property or assets.  There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving the Company or its Subsidiaries.

(t) Disclosure.  All of the disclosure furnished by or on behalf of the Company to the Subscribers regarding the Company, its business and the transactions contemplated hereby, including, without limitation, any disclosure contained in the Memorandum, the SEC Reports or included in presentations to potential investors, taken together, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, taken together, in light of the circumstances under which they were made, not misleading.

4.            Indemnification.  Subscriber agrees to indemnify and hold harmless the Company, the Placement Agent, and their respective officers, directors, employees, shareholders, agents, attorneys, representatives and affiliates, and any person acting for or on behalf of the Company or the Placement Agent, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys’ fees and disbursements) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company in connection with this investment.  All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription and the closings.

5.             Registration Rights.

(a) In consideration of the investment in the Units described in this Subscription Agreement and the Memorandum, the Company hereby grants to the Subscriber, and Subscriber hereby agrees to and accepts from the Company, the registration rights set forth in the Registration Rights Agreement, substantially in the form attached hereto as Exhibit I (the “Registration Rights Agreement”).

(b) In connection with the exercise by Subscriber of the registration rights set forth in the Registration Rights Agreement, and with respect to the Securities held by such Subscriber, Subscriber hereby covenants that, prior to filing a Registration Statement or Prospectus (each as defined in Registration Rights Agreement) or any amendments or supplements thereto, Subscriber shall promptly and truthfully complete and execute a selling security-holder questionnaire provided by the Company, and provide any and all such other material information as the Company may require in order to prepare and file such Registration Statement, Prospectus or any amendment or supplement thereto.

6.           Miscellaneous.

(a) Subscriber agrees not to transfer or assign this Subscription Agreement or any of Subscriber’s interests herein without the prior written approval of the Company and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

(b) Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, and this Subscription Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber’s heirs, executors, administrators, successors, and permitted assigns.

(c) Subscriber has read, understood and accurately completed this entire Subscription Agreement.

(d) This Subscription Agreement and the Confidential Purchase Questionnaire constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended or waived only by a written instrument signed by all parties.

(e) Subscriber acknowledges that it has been advised and has had the opportunity to consult with Subscriber’s own attorney regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate.

(f) Any notice or other document required or permitted to be given or delivered to the parties hereto shall be in writing and sent: (i) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).

If to the Company, to:

CHINA CARBON GRAPHITE GROUP, INC.
c/o Xinghe Yongle Carbon Co., Ltd.
787 Xicheng Wai, Chengguantown,
Xinghe County, Inner Mongolia, China
Phone: (86) 474-7209723
Attention: Donghai Yu, Chief Executive Officer

With a copy to:

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 981-6767
Fax: (212) 930-9725
Attn: Asher S. Levitsky P.C.

If to the Placement Agent, to:

Maxim Group LLC
405 Lexington Avenue
New York, New York 10174
Phone: (212) 895-3500
Fax: (212) 895-3555
Attention: Clifford A. Teller

With a copy to:

Ellenoff Grossman & Schole LLP
150 East 42nd Street, 11th Floor
New York, NY 10017
Phone: (212) 370-1300
Fax: (212) 370-7889
Attn: Barry I. Grossman, Esq.

If to the Subscriber, at Subscriber’s address set forth on the signature page to this Subscription Agreement, or such other address as Subscriber shall have specified to the Company in writing.

(g) It is expressly agreed that that Placement Agent shall be deemed a third party beneficiary of, and shall be entitled to rely on and enforce as if a party hereto, each of the Company’s representations and warranties made to Subscriber herein.

(h) Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or any delay by the Company in exercising such right or remedy, will not operate as a waiver thereof.  No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(i) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts except with respect to the conflicts of law provisions thereof, and shall be binding upon the Subscriber and the Subscriber’s heirs, estate, legal representatives, successors and permitted assigns and shall inure to the benefit of the Company, and its successors and assigns.

(j) Any legal suit, action or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York.  The parties hereto hereby: (i) waive any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consent to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding.  The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon a party which is mailed by certified mail to such party’s address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding.

(k) If any provision of this Subscription Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(l) The parties understand and agree that money damages would not be a sufficient remedy for any breach of this Subscription Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including an injunction and specific performance, as a remedy for any such breach, without the necessity of establishing irreparable harm or posting a bond therefor.  Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of this Subscription Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(m) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

(n) This Subscription Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
[Signature Page Follows]

Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$	/
Aggregate Amount of Investment	Number of Series B Preferred Shares/ Warrant Shares

Print or Type Name	Print or Type Name (Joint-owner)

Signature	Signature (Joint-owner)

Date	Date (Joint-owner)

Social Security Number	Social Security Number (Joint-owner)

Address	Address (Joint-owner)

_______ Joint Tenancy	______ Tenants in Common

Signature Page for Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$
Aggregate Amount of Investment

Number of Series B Preferred Shares

Number of Warrant Shares

Print or Type Name of Entity

Address

Taxpayer I.D. No. (if applicable)	Date

Signature	Print or Type Name and Indicate Title or Position with Entity

Signature (other authorized signatory)	Print or Type Name and Indicate Title or Position with Entity

Acceptance:

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below, as to  Units (an aggregate investment of $_______).

CHINA CARBON GRAPHITE GROUP, INC.

By:  __________________________________
Name:
Title:

Date: __________________________, 2009

 EXHIBIT I

Registration Rights Agreement

[attached hereto]

EXHIBIT C

CONFIDENTIAL PURCHASER QUESTIONNAIRE

Please fill in the information and sign on page S-1, and return to the placement agent at the address below:

Maxim Group LLC
405 Lexington Avenue
New York, New York 10174

Attention: Shunda Cannon

Phone: (212) 895-3500
Fax: (212) 895-3555

CONFIDENTIAL PURCHASER QUESTIONNAIRE

CHINA CARBON GRAPHITE GROUP, INC.

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED SUBSCRIPTION AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF SECURITIES FROM CHINA CARBON GRAPHITE GROUP, INC. (THE “COMPANY”).

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE.  NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement between CHINA CARBON GRAPHITE GROUP, INC. and the subscriber signatory thereto (the “Subscription Agreement”).

(1)           The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C	The undersigned is a director or executive officer of the Company which is issuing and selling the Securities.

Category D
The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

Category E	The undersigned is a private business development company as defined in section 202(a) (22) of the Investment Advisors Act of 1940 (describe entity).

Category F
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000 (describe entity).

Category G
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation  506(b)(2)(ii) under the Act.

Category H
The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Purchaser Questionnaire (describe entity).

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the applicable Closing (as defined in the Memorandum) in the event that the representations and warranties in this Purchaser Questionnaire shall cease to be true, accurate and complete.

(2)            Suitability (please answer each question)

(a)	For individuals, do you expect your current level of income to significantly decrease in the foreseeable future?

YES	NO

(b)	For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future?

YES	NO

(c)
For all subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES	NO

(d)	For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to purchase?

YES	NO

(e)	For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES	NO

(3)           Manner in which title is to be held: (circle one)

(a)           Individual Ownership
(b)           Community Property
(c)           Joint Tenant with Right of Survivorship (both parties must sign)
(d)           Partnership
(e)           Tenants in Common
(f)           Company
(g)           Trust
(h)           Other

(4)           FINRA Affiliation.

Are you affiliated or associated with an FINRA member firm (please check one):

YES	NO

If Yes, please describe how you are affiliated/associated:
_________________________________________________________
_________________________________________________________
_________________________________________________________

*If subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the FINRA Conduct Rules.

_________________________________
Name of FINRA Member Firm

By: ______________________________
Authorized Officer

Date: ____________________________

(5)           For Trust Subscribers

A. Certain trusts generally may not qualify as accredited investors except under special circumstances.  Therefore, if you intend to purchase the shares of the Company’s stock in whole or in part through a trust, please answer each of the following questions.

Is the trustee of the trust a national or state bank that is acting in its fiduciary capacity in making the investment on behalf of the trust?

Yes ☐                                         No ☐

Does this investment in the Company exceed 10% of the trust assets?

Yes ☐                                         No ☐

B. If the trust is a revocable trust, please complete Question 1 below.  If the trust is an irrevocable trust, please complete Question 2 below.

1.           REVOCABLE TRUSTS

Can the trust be amended or revoked at any time by its grantors:

Yes ☐                                         No ☐

If yes, please answer the following questions relating to each grantor (please add sheets if necessary):

Grantor Name:

Net worth of grantor (including spouse, if applicable), including home, home furnishings and automobiles exceeds $1,000,000?

Yes ☐                                         No ☐

OR

Income (exclusive of any income attributable to spouse) was in excess of $200,000 for 2007 and 2008 and is reasonably expected to be in excess of $200,000 for 2009?

Yes ☐                                         No ☐

OR

Income (including income attributable to spouse) was in excess of $300,000 for 2007 and 2008 and is reasonably expected to be in excess of $300,000 for 2009?

Yes ☐                                         No ☐

2.           IRREVOCABLE TRUSTS

If the trust is an irrevocable trust, please answer the following questions:

Please provide the name of each trustee:

Trustee Name:

Trustee Name:

Does the trust have assets greater than $5 million?

Yes ☐                                         No ☐

Do you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company?

Yes ☐                                         No ☐

Indicate how often you invest in:

Marketable Securities

Often ☐                      Occasionally ☐                                Seldom ☐                      Never ☐

Restricted Securities

Often ☐                      Occasionally ☐                                Seldom ☐                      Never ☐

Venture Capital Companies

Often ☐                      Occasionally ☐                                Seldom ☐                      Never ☐

[Signature Page follows]

The undersigned has been informed of the significance to the Company of the foregoing representations and answers contained in this Confidential Purchaser Questionnaire and such representations and answers have been provided with the understanding that the Company and the Placement Agent will rely on them.

Individual

Date:
Name of Individual
(Please type or print)

Signature of Individual

Name of Joint Owner
(Please type or print)

Signature (Joint Owner)

Date:	Partnership, Corporation or Other Entity

Print entity name

By:
(Signature)

Name:
(Print signer’s name)
Title:

Signature (other authorized signatory)

 S-1